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Exhibit 12.2

Certification by the Chief Financial Officer/Managing Director of Kappa Holding B.V.,
pursuant to Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended

I, H. Wagter, certify that:

1.
I have reviewed this annual report on Form 20-F of Kappa Holding B.V. (the "Company");

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4.
The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the Company and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation;

c)
disclosed in this report any change in the Company's internal control over financial reporting that occurred during the period covered by the annual report and that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting;

5.
The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent function):

a)
all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonable likely to adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls over financial reporting; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

Date: June 27, 2005
	By:	/s/ H. WAGTER
	Name:	H. Wagter
	Title:	Chief Financial Officer/Managing Director

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  Exhibit 12.2